Exhibit 99.CERT

                                 CERTIFICATIONS

I, Timothy E. Mackey, certify that:

1. I have reviewed this report on Form N-CSR of Analysts Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:    APRIL 9, 2003

                                                    /S/
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                                                     Timothy E. Mackey
                                                     President


I, Mark G. Srofe, certify that:

1. I have reviewed this report on Form N-CSR of Analysts Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:    APRIL 10, 2003

                                                    /S/
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                                                     Mark G. Srofe
                                                     Treasurer